LAUDUS TRUST

(the “Trust”)

Laudus U.S. Large Cap Growth Fund

(formerly Laudus Growth Investors U.S. Large Cap Growth Fund) (the “Fund”)

Supplement dated October 4, 2013 to the

Summary Prospectus and Statutory Prospectus, each

dated July 29, 2013, as supplemented September 10, 2013

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Statutory Prospectus and should be read in conjunction with those documents.

On September 24, 2013, the Board of Trustees of the Trust voted to terminate UBS Global Asset Management (Americas) Inc. as investment subadviser to the Fund. After due consideration, the Board of Trustees voted to hire BlackRock Investment Management, LLC as investment subadviser of the Fund with Lawrence Kemp becoming the Fund’s named portfolio manager. In addition, the Board of Trustees approved changing the name of the Fund to Laudus U.S. Large Cap Growth Fund and amending the expense limitation agreement to contractually limit total annual fund operating expenses (exclusive of interest, taxes and certain non-routine expenses) of the Fund to 0.77% from 0.78% until at least July 30, 2015. All of these changes are effective October 4, 2013.

Accordingly, the following changes are made to the Summary Prospectus and Statutory Prospectus.

1. The “Fund fees and expenses” table and the “Example” on page 1 of the Summary Prospectus and Statutory Prospectus are deleted in their entirety and replaced with the following:

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.66
Distribution and shareholder service (12b-1) fees	None
Other expenses	0.16

Total annual fund operating expenses	0.82
Less expense reduction	(0.05)

Total annual fund operating expenses after expense reduction[1]	0.77

[1]

The investment adviser has contractually agreed to limit total annual fund operating expenses (exclusive of interest, taxes and certain non-routine expenses) of the fund to 0.77% until at least July 30, 2015. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year figure is based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$79	$252	$445	$1,006

2. The “Subadviser” and the “Portfolio manager” sections on page 3 of the Summary Prospectus and Statutory Prospectus are deleted in their entirety and replaced with the following:

Subadviser

BlackRock Investment Management, LLC (BlackRock)

Portfolio manager

Lawrence G. Kemp, CFA, Managing Director of BlackRock, has been portfolio manager of the fund since October 4, 2013, and was previously portfolio manager of the fund and its predecessor from 2002 until November 2012 while at the fund’s prior subadviser.

3. The “Fund management” section on page 83 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

The investment adviser for the fund is Charles Schwab Investment Management, Inc. (CSIM), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and, as of May 31, 2013, managed approximately $224 billion in assets. BlackRock Investment Management, LLC (BlackRock), 1 University Square Drive, Princeton, New Jersey 08540, serves as subadviser to the fund.

BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of June 30, 2013, BlackRock and its affiliates had approximately $3.86 trillion in investment company and other portfolio assets under management. In its capacity as subadviser, BlackRock provides day-to-day portfolio management services to the fund, while, as adviser, CSIM supervises BlackRock and assumes other functions, including managing the fund’s other affairs and business, subject to the supervision of the Board of Trustees.

The fund pays CSIM an advisory fee for these services on a monthly basis. The fee paid is based on a percentage of the fund’s average daily net assets. CSIM — and not the fund — pays a portion of the advisory fees it receives to BlackRock in return for its services.

For the 12 months ended March 31, 2013, the advisory fee paid to CSIM, after waivers and/or reimbursements, was 0.62% for the fund, expressed as a percentage of the fund’s average daily net assets.

The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire, terminate or replace subadvisers without shareholder approval, subject to certain conditions. One of the conditions requires approvals by the Board of Trustees before any hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into a subadvisory agreement with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new subadviser, the investment adviser will furnish shareholders with the required information about the new subadviser.

A discussion regarding the basis for the Board of Trustee’s approval of the fund’s investment advisory agreement and previous sub-advisory agreement is available in the fund’s semiannual report dated September 30, 2012, which covers the period March 1, 2012 through September 30, 2012.

CSIM has entered into an expense limitation agreement to waive its management fees and bear certain expenses until July 30, 2015, to limit the total annual operating expenses of the fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to CSIM during the next two fiscal years to the extent that repayment will not cause the fund’s expenses to exceed the limit (as stated in the expense limitation agreement) during the respective year.

Lawrence G. Kemp, CFA, is portfolio manager of the fund and is responsible for the day-to-day management of the fund, including managing the fund’s overall investment strategy. Mr. Kemp is a Managing Director of BlackRock. Prior to joining BlackRock in 2012, Mr. Kemp was a Managing Director at UBS Global Asset Management (Americas) Inc. and was an investment professional with that firm since 1992.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the Statement of Additional Information (SAI).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

©2013 Charles Schwab Investment Management, Inc.

REG77129-00 (10/13)